UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PAETEC Holding Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 2, 2011.

PAETEC HOLDING CORP.
PAETEC HOLDING CORP. ONE PAETEC PLAZA 600 WILLOWBROOK OFFICE PARK FAIRPORT, NY 14450

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 11, 2011
Date: June 2, 2011 Time: 9:30 AM Eastern Time
Location: SAP Americas
3999 West Chester Pike Newton Square, PA 19073
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice of Annual Meeting and Proxy Statement         2. Annual Report to Stockholders

Also available are Directions to the Annual Meeting

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

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— How To Vote — Please Choose One of the Following Voting Methods

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Vote By Telephone: You can vote the shares by telephone by going to www.proxyvote.com to view the materials and to obtain the toll-free number to call.

Voting items

The Board of Directors recommends a vote FOR the following:
1.	Election of each of the following nominees to the Board of Directors
Nominees
	01)	Tansukh V. Ganatra
	02)	William R. McDermott
	03)	Mark Zupan
The Board of Directors recommends a vote FOR Proposals 2, 3 and 4:
2.	Ratification of the appointment of Deloitte & Touche LLP as PAETEC Holding Corp.’s independent registered public accounting firm for the 2011 fiscal year
3.	Approval of the PAETEC Holding Corp. 2011 Omnibus Incentive Plan
4.	Approval, by non-binding, advisory vote, of PAETEC Holding Corp.’s named executive officer compensation as disclosed in the Proxy Statement
The Board of Directors recommends a vote for 1 YEAR on Proposal 5:
5.

Non-binding, advisory vote on whether PAETEC Holding Corp. should hold a non-binding, advisory vote by stockholders to approve PAETEC’s named executive officer compensation every 1 year, 2 years or 3 years

NOTE: The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.